================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           -------------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) JANUARY 16, 1997



                             RITE AID CORPORATION
              (Exact Name of Registrant as Specified in Charter)



        DELAWARE                   1-5742                     23-1614034
         (State of              (Commission                 (IRS Employer
       Incorporation)           File Number)              Identification No.)

            30 HUNTER LANE, CAMP HILL, PENNSYLVANIA           17011
            (Address of Principal Executive Offices)       (Zip Code)


      Registrant's telephone number, including area code:  (717) 761-2633


================================================================================

ITEM 5.  OTHER EVENTS

         On December 12, 1996, Rite Aid Corporation (the "Company") acquired Thrifty PayLess Holdings, Inc. ("Thrifty PayLess") pursuant to a merger of Thrifty PayLess into the Company (the "Merger"). In connection with the Merger, the Company entered into an agreement (the "Stockholder Agreement") with Kmart Corporation ("Kmart"), pursuant to which, among other things, the Company granted Kmart certain registration rights with respect to the 6,904,764 shares of common stock, par value $1.00 per share, of the Company ("Common Stock") that Kmart acquired as a result of the Merger.

         Pursuant to its obligations under the Stockholder Agreement, the Company filed a Registration Statement (File No. 333-19553) with the Securities and Exchange Commission relating to the 6,904,764 shares of Common Stock owned by Kmart.

         On January 16, 1997, the Company entered into a Pricing Agreement and an Underwriting Agreement with Kmart and Morgan Stanley & Co. Incorporated pursuant to which Kmart, as selling stockholder, will sell 6,904,764 shares of Common Stock.

         The Company will not receive any of the proceeds from the sale of the shares of Common Stock by Kmart.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits:

              1.1  --  Pricing Agreement, dated January 16, 1997, among Rite Aid
                       Corporation, Kmart Corporation and Morgan Stanley & Co. Incorporated.

              1.2  --  Underwriting Agreement, dated January 16, 1997, among
                       Rite Aid Corporation, Kmart Corporation and Morgan Stanley & Co. Incorporated.

              4.1  --  Stockholder Agreement, dated as of October 13, 1996, between the Company and Kmart Corporation (previously filed as Exhibit 2.3 to the Company's Registration Statement (File No. 333-14759) and incorporated herein by reference).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RITE AID CORPORATION



                            By: /s/ Richard Varmecky
                                ----------------------------------------------
                                Richard Varmecky, Vice President and Treasurer


Date:  January 16, 1997

                                 EXHIBIT INDEX


    EXHIBIT
    NUMBER                          EXHIBIT
    -------                         -------

      1.1 -- Pricing Agreement, dated January 16, 1997, among Rite Aid Corporation, Kmart Corporation and Morgan Stanley & Co. Incorporated.

      1.2 -- Underwriting Agreement, dated January 16, 1997, among Rite Aid Corporation, Kmart Corporation and Morgan Stanley & Co. Incorporated.

      4.1 -- Stockholder Agreement, dated as of October 13, 1996, between the Company and Kmart Corporation (previously filed as Exhibit 2.3 to the Company's Registration Statement (File No. 333-14759) and incorporated herein by reference).